Exhibit 99.2

Table of Contents
Third Quarter 2013

Section I - Financial Information		Section II - Core Portfolio Information

Company Information…………………………………………	3	Core Properties……………………………………………………...	22
Total Market Capitalization……………………………………	4	Core Top Tenants…………………………………………………....	24
Operating Statements		Core Lease Expirations……………………………………………...	25
Pro-rata Consolidation…………………………………………	5	Core New and Renewal Rent Spreads………………………………	26
Opportunity Funds……………………………………………..	6	Core Capital Expenditures………………………………………......	27
Funds from Operations ("FFO"), Adjusted FFO ("AFFO")		Portfolio Demographics…………………………………………......	28
and Funds Available for Distribution ("FAD")………………...	8
EBITDA…………………………………………………….....	9
Same Property Net Operating Income………………………...	10	Section III - Opportunity Fund Information
Fee Income………………………………………………….....	11
Balance Sheet - Pro-rata Consolidation……………………….	12	Opportunity Fund Overview………………………………………...	31
Notes Receivable……………………………………………....	13	Opportunity Fund Properties……………………………………......	32
Other Information		Opportunity Fund Lease Expirations………………………………..	33
2013 Guidance………………………………………………....	14	Development Activity…………………………………………….....	34
Net Asset Valuation Information……………………………....	15	RCP Venture Investments……………………………………….......	35
Selected Financial Ratios……………………………………...	16
Debt Analysis
Summary………………………………………………………	17
Detail……………………………………………………..........	18	Important Notes……………………………………………………..	36
Maturities……………………………………………………...	21

Visit www.acadiarealty.com for additional investor and portfolio information

Company Information

Acadia Realty Trust, a fully-integrated equity real estate investment trust, is focused on the acquisition, ownership, management and redevelopment of high-quality retail properties and urban/infill mixed-use properties with a strong retail component located primarily in high-barrier-to-entry, densely-populated metropolitan areas along the East Coast and in Chicago. Acadia owns, or has an ownership interest in, these properties through its core portfolio and its opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	1311 Mamaroneck Avenue	Jonathan Grisham	Symbol AKR
	Suite 260	Senior Vice President,
	White Plains, NY 10605	Chief Financial Officer
(914) 288-8142
jgrisham@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Cowen and Company	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	James Sullivan - (646) 562-1380	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	james.sullivan@cown.com	tthomas@keybanccm.com

	Bank of Montreal	Green Street Advisors	RBC Capital Markets
	Paul Adornato, CFA - (212) 885-4170	Cedrik LaChance - (949) 640-8780	Rich Moore, CFA - (440) 715-2646
	paul.adornato@bmo.com	clachance@greenst.com	rich.moore@rbccm.com

	Citigroup - Global Markets	J.P. Morgan Securities, Inc.	UBS
	Michael Bilerman - (212) 816-1383	Michael W. Mueller, CFA - (212) 622-6689	Ross Nussbaum - (212) 713-2484
	michael.bilerman@citi.com	michael.w.mueller@jpmorgan.com	ross.nussbaum@ubs.com

Total Market Capitalization
(including pro-rata share of Opportunity Fund debt, dollars in thousands)

					Capitalization
	Percent of	Total Market Capitalization			based on
	Total Equity	$		%	Net Debt [1]	Total Market Capitalization
Equity Capitalization
Total Common Shares Outstanding	98.9%	55,450
Common Operating Partnership ("OP") Units	1.1%	592
Combined Common Shares and OP Units		56,042

Share Price at September 30, 2013		$24.68

Equity Capitalization - Common Shares and OP Units		$1,383,117
Preferred OP Units		619	[2]
Total Equity Capitalization		1,383,736		74%	77%

Debt Capitalization
Consolidated debt		1,002,423
Adjustment to reflect pro-rata share of debt		(507,132)
Total Debt Capitalization		495,291		26%	23%

Total Market Capitalization		$1,879,027		100%	100%

Weighted Average Outstanding Common Shares and OP Units
(in thousands)
		September 30, 2013				Changes in Total Common Shares Outstanding
		Year-to-date		Quarter
Weighted average Common Shares - Basic EPS		54,686		55,460		Balance @ 12/31/2012	52,482
Dilutive potential Common Shares		406		358		Stock Issuance	2,822
Weighted average Common Shares - Diluted EPS		55,092		55,818		Other	146
OP Units		618		592
Dilutive potential OP Units		25		25		Balance @ 9/30/13	55,450
Weighted average Common Shares and OP Units - Diluted FFO		55,735		56,435

Notes:
[1] Reflects debt net of Core Portfolio and pro-rata share of Opportunity Funds cash balance and restricted cash relating to City Point financing ("Net Debt") totaling $90,262.
[2] Represents 188 Series A Preferred OP Units convertible into 25,067 Common OP units multiplied by the Common Share price at quarter end.
[3] Fixed-rate debt includes notional principal fixed through interest rate swap transactions.

Income Statements - Pro-rata Consolidation[1]
(in thousands)

	Year-to-date ended September 30, 2013					Three months ended September 30, 2013
	Core Portfolio		Opportunity Funds		Total	Core Portfolio		Opportunity Funds		Total

	Continuing	Discontinued	Continuing	Discontinued		Continuing	Discontinued	Continuing	Discontinued
	Operations	Operations	Operations	Operations		Operations	Operations	Operations	Operations
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME

PROPERTY REVENUES
Minimum rents	$54,183	$606	$6,877	$2,977	$64,643	$18,625	$202	$2,517	$941	$22,285
Percentage rents	258	—	70	—	328	(7)	—	21	—	14
Expense reimbursements - CAM	5,244	57	870	213	6,384	1,622	17	257	64	1,960
Expense reimbursements - Taxes	8,487	143	1,097	305	10,032	3,154	49	477	123	3,803
Other property income	381	3	154	64	602	25	1	28	10	64
Total Property Revenues	68,553	809	9,068	3,559	81,989	23,419	269	3,300	1,138	28,126

PROPERTY EXPENSES
Property operating - CAM	6,059	56	806	406	7,327	2,112	16	287	148	2,563
Other property operating (Non-CAM)	2,289	8	534	672	3,503	708	3	153	154	1,018
Real estate taxes	10,154	144	1,539	334	12,171	3,687	50	612	144	4,493
Total Property Expenses	18,502	208	2,879	1,412	23,001	6,507	69	1,052	446	8,074

NET OPERATING INCOME - PROPERTIES	50,051	601	6,189	2,147	58,988	16,912	200	2,248	692	20,052

OTHER INCOME (EXPENSE)
Interest income	8,071	—	310	—	8,381	2,509	—	110	—	2,619
Straight-line rent income	2,225	15	417	237	2,894	911	5	107	71	1,094
Straight-line ground rent	—	—	—	(62)	(62)	—	—	—	(20)	(20)
Above/below market rent	2,360	(108)	408	—	2,660	880	(36)	219	—	1,063
Interest expense	(15,043)	(151)	(2,375)	(560)	(18,129)	(5,192)	(51)	(846)	(181)	(6,270)
Amortization of finance costs	(678)	(8)	(385)	(80)	(1,151)	(252)	(3)	(208)	(26)	(489)
Above/below market interest expense	1,051	—	138	—	1,189	238	—	69	—	307
Asset and property management expense	(186)	(15)	(130)	(26)	(357)	(84)	(5)	(55)	(4)	(148)
Other income/(expense)	469	—	495	26	990	—	—	(4)	—	(4)
Transaction costs	(1,590)	(3)	(465)	(6)	(2,064)	(545)	(3)	(12)	—	(560)
Impairment of asset	(1,500)	—	—	—	(1,500)	—	—	—	—	—
CORE PORTFOLIO AND OPPORTUNITY FUND INCOME	45,230	331	4,602	1,676	51,839	15,377	107	1,628	532	17,644

FEE INCOME
Asset and property management fees	12,867	—	318	—	13,185	4,241	—	112	—	4,353
Transactional fees[2]	3,811	—	92	—	3,903	1,287	—	52	—	1,339
Income tax benefit (provision)	156	—	(40)	(1)	115	(81)	—	(18)	—	(99)
Total Fee Income	16,834	—	370	(1)	17,203	5,447	—	146	—	5,593

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	131	—	131	—	—	160	—	160
Lease termination income	17	—	2	—	19	17	—	2	—	19
Total Promote, RCP and Other Income	17	—	133	—	150	17	—	162	—	179

GENERAL AND ADMINISTRATIVE	(18,066)	—	(54)	(1)	(18,121)	(5,300)	—	6	—	(5,294)

Depreciation and amortization	(20,202)	(84)	(2,842)	(509)	(23,637)	(7,483)	—	(1,045)	—	(8,528)
Gain on sale of properties	—	—	—	776	776	—	—	—	—	—
Income before noncontrolling interests	23,813	247	2,209	1,941	28,210	8,058	107	897	532	9,594

Noncontrolling interest - OP	(295)	—	(44)	(6)	(345)	(92)	(1)	(10)	(6)	(109)

NET INCOME	$23,518	$247	$2,165	$1,935	$27,865	$7,966	$106	$887	$526	$9,485

Notes:
[1]Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.
The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating its pro-rata share for each of the above line items.
In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods.
[2]Consists of development, construction, leasing and legal fees.

Income Statements - Opportunity Funds[1]
(in thousands)
	Year-to-date ended September 30, 2013
		Continuing						Continuing	Discontinued				Continuing
		Operations						Operations	Operations				Operations
	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	AKR Pro-		AKR Pro-	Total
	Continuing	rata share[3]		rata share[3]	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	rata share		rata share	AKR Pro-
	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$171	$66	$—	$—	$5,675	$14,882	$20,557	$1,135	$2,977	$—	$—	$21,777	$4,335	$5,801	$1,341	$9,854
Percentage rents	—	—	—	—	—	—	—	—	—	—	—	290	58	51	12	70
Expense reimbursements - CAM	3	1	—	—	829	1,068	1,897	166	213	—	—	3,060	609	409	94	1,083
Expense reimbursements - Taxes	—	—	—	—	116	1,529	1,645	24	305	—	—	4,273	851	964	222	1,402
Other property income	2	1	—	—	85	318	403	17	64	—	—	677	134	7	2	218
Total Property Revenues	176	68	—	—	6,705	17,797	24,502	1,342	3,559	—	—	30,077	5,987	7,232	1,671	12,627

PROPERTY EXPENSES
Property operating - CAM	7	3	—	—	1,004	2,033	3,037	200	406	—	—	2,749	546	248	57	1,212
Other property operating (Non-CAM)	114	43	—	—	(30)	3,376	3,346	(5)	672	—	—	2,409	479	67	17	1,206
Real estate taxes	9	3	—	—	869	1,666	2,535	174	334	—	—	5,777	1,150	915	212	1,873
Total Property Expenses	130	49	—	—	1,843	7,075	8,918	369	1,412	—	—	10,935	2,175	1,230	286	4,291

NET OPERATING INCOME - PROPERTIES	46	19	—	—	4,862	10,722	15,584	973	2,147	—	—	19,142	3,812	6,002	1,385	8,336

OTHER INCOME (EXPENSE)
Interest income	719	271	—	—	11	—	11	2	—	—	—	193	37	1	—	310
Straight-line rent income	—	—	—	—	436	1,187	1,623	88	237	—	—	1,200	239	383	90	654
Straight-line ground rent	—	—	—	—	—	(306)	(306)	—	(62)	—	—	—	—	—	—	(62)
Above/below market rent	—	—	—	—	—	—	—	—	—	—	—	2,384	475	(291)	(67)	408
Interest expense	(3)	—	—	—	(4,542)	(2,805)	(7,347)	(909)	(560)	—	—	(5,394)	(1,074)	(1,692)	(392)	(2,935)
Amortization of finance costs	—	—	—	—	(121)	(398)	(519)	(24)	(80)	—	—	(1,192)	(238)	(530)	(123)	(465)
Above/below market interest expense	—	—	—	—	—	—	—	—	—	—	—	691	138	—	—	138
Asset and property management expense [2]	6	3	—	—	54	(135)	(81)	10	(26)	—	—	(418)	(84)	(252)	(59)	(156)
Promote expense [3]	(73)	—	10	—	—	—	—	—	—	—	—	—	—	—	—	—
Other income/(expense)	(5)	(2)	—	—	(9)	131	122	(2)	26	—	—	2,501	498	3	1	521
Transaction costs	—	—	—	—	(78)	(32)	(110)	(16)	(6)	—	—	(868)	(173)	(1,195)	(276)	(471)
OPPORTUNITY FUND INCOME	690	291	10	—	613	8,364	8,977	122	1,676	—	—	18,239	3,630	2,429	559	6,278

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	1,600	318	—	—	318
Transactional fees	—	—	—	—	—	—	—	—	—	—	—	463	92	—	—	92
Income tax benefit (provision)	(4)	(2)	—	—	(10)	(5)	(15)	(2)	(1)	—	—	(181)	(36)	—	—	(41)
Total Fee Income	(4)	(2)	—	—	(10)	(5)	(15)	(2)	(1)	—	—	1,882	374	—	—	369

PROMOTE, RCP AND OTHER INCOME
Equity in earnings from RCP investments	—	—	(44)	(17)	802	—	802	160	—	(60)	(12)	—	—	—	—	131
Lease termination income	—	—	—	—	—	—	—	—	—	—	—	7	1	4	1	2
Provision for income taxes (RCP)	—	—	(2)	—	—	—	—	—	—	(2)	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	(46)	(17)	802	—	802	160	—	(62)	(12)	7	1	4	1	133

GENERAL AND ADMINISTRATIVE	(65)	(24)	(7)	(2)	(6)	(3)	(9)	(1)	(1)	(7)	(1)	(175)	(35)	42	9	(55)

Depreciation and amortization	(3)	—	—	—	(2,033)	(2,546)	(4,579)	(407)	(509)	—	—	(9,373)	(1,865)	(2,465)	(570)	(3,351)
Gain on sale of properties	—	—	—	—	—	3,879	3,879	—	776	—	—	—	—	—	—	776
Income before noncontrolling interest	618	265	(43)	(19)	(634)	9,689	9,055	(128)	1,941	(69)	(13)	10,580	2,105	10	(1)	4,150

Noncontrolling interest - OP	(9)	(3)	—	—	(80)	(30)	(80)	(16)	(6)	—	—	(125)	(25)	—	—	(50)

NET INCOME	$609	$262	$(43)	$(19)	$(714)	$9,659	$8,975	$(144)	$1,935	$(69)	$(13)	$10,455	$2,080	$10	$(1)	$4,100

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees and promotes to the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%).

Income Statements - Opportunity Funds[1]
(in thousands)
	Three months ended September 30, 2013
		Continuing						Continuing	Discontinued				Continuing
		Operations						Operations	Operations				Operations
	Fund I	AKR Pro-		AKR Pro-	Fund II	Fund II	Fund II	AKR Pro-	AKR Pro-		AKR Pro-	Fund III	AKR Pro-		AKR Pro-	Total
	Continuing	rata share3		rata share3	Continuing	Discontinued	Consolidated	rata share	rata share		rata share	Continuing	rata share		rata share	AKR Pro-
	Operations	37.78%	Mervyns I	37.78%	Operations	Operations	Operations	20.00%	20.00%	Mervyns II	20.00%	Operations	19.90%	Fund IV	23.12%	rata share

PROPERTY REVENUES
Minimum rents	$57	$22	$—	$—	$1,955	$4,703	$6,658	$391	$941	$—	$—	$7,402	$1,474	$2,723	$630	$3,458
Percentage rents	—	—	—	—	—	—	—	—	—	—	—	45	9	51	12	21
Expense reimbursements - CAM	—	—	—	—	206	321	527	41	64	—	—	981	195	91	21	321
Expense reimbursements - Taxes	—	—	—	—	64	613	677	13	123	—	—	1,617	322	615	142	600
Other property income	2	1	—	—	30	48	78	6	10	—	—	108	21	—	—	38
Total Property Revenues	59	23	—	—	2,255	5,685	7,940	451	1,138	—	—	10,153	2,021	3,480	805	4,438

PROPERTY EXPENSES
Property operating - CAM	2	1	—	—	306	739	1,045	61	148	—	—	962	191	148	34	435
Other property operating (Non-CAM)	34	13	—	—	19	771	790	4	154	—	—	739	147	(49)	(11)	307
Real estate taxes	3	1	—	—	273	717	990	55	144	—	—	2,134	425	566	131	756
Total Property Expenses	39	15	—	—	598	2,227	2,825	120	446	—	—	3,835	763	665	154	1,498

NET OPERATING INCOME - PROPERTIES	20	8	—	—	1,657	3,458	5,115	331	692	—	—	6,318	1,258	2,815	651	2,940

OTHER INCOME (EXPENSE)
Interest income	281	106	—	—	3	—	3	1	—	—	—	16	3	—	—	110
Straight-line rent income	—	—	—	—	(117)	357	240	(23)	71	—	—	445	89	179	41	178
Straight-line ground rent	—	—	—	—	—	(102)	(102)	—	(20)	—	—	—	—	—	—	(20)
Above/below market rent	—	—	—	—	—	—	—	—	—	—	—	1,435	286	(291)	(67)	219
Interest expense	(1)	—	—	—	(1,633)	(906)	(2,539)	(327)	(181)	—	—	(1,773)	(353)	(717)	(166)	(1,027)
Amortization of finance costs	—	—	—	—	(44)	(130)	(174)	(9)	(26)	—	—	(718)	(143)	(243)	(56)	(234)
Above/below market interest expense	—	—	—	—	—	—	—	—	—	—	—	346	69	—	—	69
Asset and property management expense [2]	2	1	—	—	—	(22)	(22)	—	(4)	—	—	(159)	(32)	(104)	(24)	(59)
Promote expense [3]	(33)	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—
Other income/(expense)	(5)	(2)	—	—	(10)	—	(10)	(2)	—	—	—	—	—	—	—	(4)
Transaction costs	—	—	—	—	—	—	—	—	—	—	—	(24)	(5)	(30)	(7)	(12)
OPPORTUNITY FUND INCOME	264	113	1	—	(144)	2,655	2,511	(29)	532	—	—	5,886	1,172	1,609	372	2,160

FEE INCOME
Asset and property management fees	—	—	—	—	—	—	—	—	—	—	—	565	112	—	—	112
Transactional fees	—	—	—	—	—	—	—	—	—	—	—	263	52	—	—	52
Income tax benefit (provision)	—	—	—	—	—	—	—	—	—	—	—	(89)	(18)	—	—	(18)
Total Fee Income	—	—	—	—	—	—	—	—	—	—	—	739	146	—	—	146

PROMOTE, RCP AND OTHER INCOME
Equity in earnings (losses) from RCP investments	—	—	—	—	802	—	802	160	—	—	—	—	—	—	—	160
Lease termination income	—	—	—	—	—	—	—	—	—	—	—	7	1	4	1	2

Provision for income taxes (RCP)	—	—	(1)	—	—	—	—	—	—	—	—	—	—	—	—	—
Total Promote, RCP and Other Income	—	—	(1)	—	802	—	802	160	—	—	—	7	1	4	1	162

GENERAL AND ADMINISTRATIVE	(23)	(9)	(6)	(2)	(70)	—	(70)	(14)	—	—	—	(3)	(1)	138	32	6

Depreciation and amortization	(1)	—	—	—	(629)	—	(629)	(126)	—	—	—	(3,317)	(660)	(1,121)	(259)	(1,045)
Gain on sale of properties	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Income before noncontrolling interest	240	104	(6)	(2)	(41)	2,655	2,614	(9)	532	—	—	3,312	658	630	146	1,429

Noncontrolling interest - OP	(3)	(1)	—	—	—	(30)	—	—	(6)	—	—	(35)	(7)	(9)	(2)	(16)

NET INCOME	$237	$103	$(6)	$(2)	$(41)	$2,625	$2,614	$(9)	$526	—	—	$3,277	$651	$621	$144	$1,413

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's investments in consolidated and unconsolidated joint ventures are reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, net income agrees with net income as reported in the Company's Form 10Q's and 10K for the corresponding periods. The Company currently invests in Funds I, II, III & IV and Mervyn's which are consolidated with the Company's financial statements.
[2] Funds I, II, III & IV and the Mervyn's entities pay various fees to and promotes the Company. As it is the recipient of such fees, the Company does not recognize its pro-rata share of these expenses.

[3] Represents a 20% promote earned by Acadia in addition to our 22.22% pro-rata share of the remaining 80% after promote (20%+22.22%*80% = 37.78%).

Funds from Operations ("FFO") [1]
(in thousands)

	2013				2012
	Current	Current	Previous	Previous	Historic	Historic
	Year-to-Date	Quarter	Quarter	Quarter	Year-to-Date	Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Period ended	3 months ended
Funds from operations ("FFO"):	September 30, 2013	September 30, 2013	June 30, 2013	March 31, 2013	September 30, 2012	September 30, 2012

Net Income	$27,865	$9,485	$8,757	$9,623	$18,429	$7,581
Add back:
Depreciation of real estate and amortization of leasing costs:
(net of noncontrolling interest share)
Consolidated affiliates	21,145	7,558	7,043	6,544	16,308	5,827
Unconsolidated affiliates	1,978	777	650	550	1,155	374
Gain on sale of properties (net of noncontrolling interest share)
Consolidated affiliates	(776)	—	(776)	—	(1,391)	(1,178)
Unconsolidated affiliates	—	—	—	—	(609)	—
Impairment of asset	1,500	—	1,500	—	—	—
Income attributable to noncontrolling interests'
share in Operating Partnership	329	104	102	124	269	105
Distributions on Preferred OP Units [2]	16	5	5	5	14	4
FFO	$52,057	$17,929	$17,281	$16,846	$34,175	$12,713

Adjusted Funds from operations ("AFFO"):
Diluted FFO	$52,057	$17,929	$17,281	$16,846	$34,175	$12,713
Straight line rent, net	(2,894)	(1,094)	(1,130)	(670)	(2,122)	(719)
Straight-line ground rent	62	20	21	21	63	20
Above/below market rent	(2,660)	(1,063)	(993)	(604)	(947)	(399)
Amortization of finance costs	1,151	489	363	299	761	270
Above/below market interest	(1,189)	(307)	(406)	(476)	23	16
Non real estate depreciation	330	119	109	102	338	108
Amortization of cost of management contracts	—	—	—	—	20	—
Leasing commissions	(1,276)	(208)	(421)	(647)	(1,569)	(947)
Tenant improvements	(4,604)	(1,956)	(1,456)	(1,192)	(3,361)	(366)
Capital expenditures	(1,025)	(424)	(555)	(46)	(1,079)	(692)
AFFO	$39,952	$13,505	$12,813	$13,633	$26,302	$10,004

Funds Available for Distribution ("FAD"):
AFFO	$39,952	$13,505	$12,813	$13,633	$26,302	$10,004
Scheduled principal repayments	(4,537)	(1,571)	(1,514)	(1,452)	(3,171)	(1,268)
FAD	$35,415	$11,934	$11,299	$12,181	$23,131	$8,736

Total weighted average shares and OP Units:
Basic	55,328	56,078	55,791	54,094	45,089	46,976
Diluted	55,735	56,436	56,215	54,531	45,513	47,410

FFO per share:
FFO per share - Basic	$0.94	$0.32	$0.31	$0.31	$0.76	$0.27
FFO per share - Diluted	$0.93	$0.32	$0.31	$0.31	$0.75	$0.27

AFFO per share - Basic	$0.72	$0.24	$0.23	$0.25	$0.58	$0.21
AFFO per share - Diluted	$0.72	$0.24	$0.23	$0.25	$0.58	$0.21

FAD per share - Basic	$0.64	$0.21	$0.20	$0.23	$0.51	$0.19
FAD per share - Diluted	$0.64	$0.21	$0.20	$0.22	$0.51	$0.18

Notes:
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
[2] Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market Capitalization" for weighted-average basic and diluted shares.

EBITDA
(in thousands)

	Year-to-Date						Current Quarter
	Period ended September 30, 2013						Three months ended September 30, 2013
	Core Portfolio			Opportunity Funds			Core Portfolio			Opportunity Funds
			Total						Total
	Continuing	Discontinued	Core	Continuing	Discontinued		Continuing	Discontinued	Core	Continuing	Discontinued
	Operations	Operations	Portfolio	Operations	Operations	TOTAL	Operations	Operations	Portfolio	Operations	Operations	TOTAL

NET INCOME	$23,518	$247	$23,765	$2,165	$1,935	$27,865	$7,966	$106	$8,072	$887	$526	$9,485

Add back:
Depreciation and amortization	20,202	84	20,286	2,842	509	23,637	7,483	—	7,483	1,045	—	8,528
Interest expense	15,043	151	15,194	2,375	560	18,129	5,192	51	5,243	846	181	6,270
Amortization of finance costs	678	8	686	385	80	1,151	252	3	255	208	26	489
Above/below market interest	(1,051)	—	(1,051)	(138)	—	(1,189)	(238)	—	(238)	(69)	—	(307)
Gain on sale of properties	—	—	—	—	(776)	(776)	—	—	—	—	—	—
Impairment of asset	1,500	—	1,500	—	—	1,500	—	—	—	—	—	—
Provision for income taxes	(156)	—	(156)	40	1	(115)	81	—	81	18	—	99
Noncontrolling interest - OP	295	—	295	44	6	345	92	1	93	10	6	109

EBITDA	$60,029	$490	$60,519	$7,713	$2,315	$70,547	$20,828	$161	$20,989	$2,945	$739	$24,673

Core Portfolio
Same Property Performance [1]
(in thousands)

	Quarter			Year-to-Date

	Three months ended		Growth in Same	Period ended		Growth in Same
			Property NOI -			Property NOI -
	September 30, 2013	September 30, 2012	Continuing Operations	September 30, 2013	September 30, 2012	Continuing Operations

Revenue
Minimum rents	$14,324	$13,795	4.2%	$37,577	$35,590	6.1%
Expense reimbursements	4,096	3,457	5.1%	10,792	9,042	5.3%
Other property income	4	87	(0.7)%	621	447	0.5%

Total Revenue	18,424	17,339	8.6%	48,990	45,079	11.9%

Expenses
Property operating - CAM & Real estate taxes	4,472	4,101	(2.9)%	11,725	10,958	(2.3)%
Other property operating (Non-CAM)	746	639	(0.8)%	1,696	1,297	(1.2)%

Total Expenses	5,218	4,740	(3.7)%	13,421	12,255	(3.5)%

Same Property NOI - Core properties - Continuing Operations	$13,206	$12,599	4.8%	$35,569	$32,824	8.4%

Other same property information
Physical Occupancy	93.6%	92.8%
Leased Occupancy	95.0%	94.9%

Notes:
[1] The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

Fee income by Opportunity Fund
(in thousands)

	Fund I	Fund II	Fund III	Fund IV	Other	Total

Nine Months ended September 30, 2013
Asset and property management fees	$201	$3,208	$4,233	$4,806	$419	$12,867
Transactional fees	10	2,156	1,448	171	26	3,811
Total management fees and priority distributions	$211	$5,364	$5,681	$4,977	$445	$16,678

Current Quarter ended September 30, 2013
Asset and property management fees and priority distributions	$67	$1,058	$1,384	$1,608	$124	$4,241
Transactional fees	4	876	352	29	26	1,287
Total management fees and priority distributions	$71	$1,934	$1,736	$1,637	$150	$5,528

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended June 30, 2013
Asset and property management fees	$67	$1,060	$1,432	$1,611	$153	$4,323
Transactional fees	3	660	568	124	—	1,355
Total management fees and priority distributions	$70	$1,720	$2,000	$1,735	$153	$5,678

	Fund I	Fund II	Fund III	Fund IV	Other	Total
Previous Quarter ended March 31, 2013
Asset and property management fees	$67	$1,090	$1,417	$1,587	$142	$4,303
Transactional fees	3	620	528	18	—	1,169
Total management fees and priority distributions	$70	$1,710	$1,945	$1,605	$142	$5,472

Pro-Rata Consolidated Balance Sheet
(in thousands)
	Consolidated		Noncontrolling	Company's	Pro-Rata
	Balance		Interest in	Interest in	Consolidated
	Sheet		Consolidated	Unconsolidated	Balance
	As Reported [1]		Subsidiaries	Subsidiaries	Sheet [2]		Notes
ASSETS
Real estate							[1] The interim consolidated balance sheet is unaudited, although it
Land	$318,539		$(92,637)	$21,172	$247,074		reflects all adjustments, which in the opinion of management,
Buildings and improvements	1,023,184		(296,657)	85,019	811,546		are necessary for the fair presentation of the consolidated
Construction in progress	7,256		(4,267)	128	3,117		balance sheet for the interim period.
	1,348,979		(393,561)	106,319	1,061,737
Less: accumulated depreciation	(218,921)		51,906	(8,391)	(175,406)		[2] The Company currently invests in Funds I, II, III & IV and Mervyns I & II
Net real estate	1,130,058		(341,655)	97,928	886,331		which are consolidated with the Company's financial statements.
							To provide investors with supplemental information, the Company's
Net real estate under development	334,445	[3]	(268,593)	11	65,863		investments in these joint ventures are reflected above on a pro-rata
							basis by calculating its ownership percentage for each of the asset
Cash and cash equivalents	88,421		(27,076)	2,438	63,783		and liability line items. Similarly, the presentation also includes
Cash in escrow	19,971		(11,686)	960	9,245		the Company's pro-rata share of assets and liabilities for
Restricted cash	134,392		(107,913)	—	26,479		unconsolidated investments which are accounted for under the equity
Investments in and advances to unconsolidated affiliates	196,936		(150,456)	(45,386)	1,094		method of accounting for the Company's financial statements.
Rents receivable, net	469		(1,153)	963	279
Straight-line rents receivable, net	23,262		(6,916)	1,159	17,505
Notes Receivable	95,352		(10,055)	215	85,512		[3] The components of Net real estate under development are as follows:
Deferred charges, net	29,941		(15,481)	1,637	16,097		Fund II	$277,883
Prepaid expenses and other assets	44,858		14,164	876	59,898	[4]	Fund III	52,003
Acquired lease intangibles	32,583		(9,080)	1,741	25,244		Fund IV	14
Accounts receivable from related parties	2,177		—	—	2,177
Assets of discontinued operations	216,503		(169,161)	—	47,342		Total Opportunity Funds	329,900
							Core Portfolio	4,545
Total Assets	$2,349,368		$(1,105,061)	$62,542	$1,306,849		Total	$334,445

LIABILITIES AND SHAREHOLDERS' EQUITY							[4] The components of Prepaid expenses and other assets are as follows:
							Due from Fund Investors	$39,006
Mortgage notes payable	$1,002,043		$(577,555)	$70,423	$494,911		Prepaid expenses	9,194
Notes payable	380		—	—	380		Accrued interest on Notes Receivable	4,243
Valuation of debt at acquisition, net of amortization	2,132		(72)	115	2,175		Contract deposits	1,321
Acquired lease intangibles	22,204		(4,753)	1,984	19,435		Other	6,134
Accounts payable and accrued expenses	36,694		(14,151)	1,290	23,833		Total	$59,898
Dividends and distributions payable	11,984		—	—	11,984
Share of losses in excess of inv. in unconsolidated affiliates	12,426		—	(12,426)	—
Other liabilities	16,318		(4,050)	1,156	13,424
Liabilities of discontinued operations	132,031		(102,794)	—	29,237
Total liabilities	1,236,212		(703,375)	62,542	595,379

Shareholders' equity:
Common shares	55		—	—	55
Additional paid-in capital	660,160		—	—	660,160
Accumulated other comprehensive loss	(746)		—	—	(746)
Retained earnings	38,294		—	—	38,294
Total controlling interest	697,763		—	—	697,763
Noncontrolling interest in subsidiary	415,393		(401,686)	—	13,707
Total shareholders' equity	1,113,156		(401,686)	—	711,470

Total Liabilities and Shareholders' Equity	$2,349,368		$(1,105,061)	$62,542	$1,306,849

Notes Receivable
(in thousands)

			Balance at							Underlying third-party
	Balance at	Third	September 30, 2013			Stated	Effective			first mortgage
	June 30, 2013	Quarter		Accrued		Interest	Interest	Maturity	Extension
Investment	Principal	Activity	Principal[2]	Interest	Total	Rate	Rate [1]	Dates	Options	Amount	Maturity Dates

First mortgage notes	$43,519	$(10,250)	$33,269	$552	$33,821	8.29%	10.28%	2013 to 2014	—	n/a	n/a

Mezzanine notes	49,762	118	49,880	3,654	53,534	14.15%	14.83%	2013 to 2020	—	310,056	2013 thru 2019

Total notes receivable	$93,281	$(10,132)	$83,149	$4,206	$87,355	11.81%	13.01%

Notes:
[1] Inclusive of points and exit fees.

[2] Reconciliation of Notes Receivable to the Consolidated Balance Sheet

Total Notes Receivable per above	$83,149

Fund I first mortgage loan - seller financing for Kroger/Safeway sale	12,203

Total Notes Receivable per Consolidated Balance Sheet	$95,352

2013 Guidance
(in millions except per share amounts, all per share amounts are fully diluted)

	2013 Guidance[1]	2012 Actual
Overall:

Fully diluted Common Shares and OP Units	56,000 - 56,500	51,150

Full year Funds from Operations ("FFO") per share	$1.26 to $1.29	$1.04

Earnings per Share ("EPS")	$0.69 to $0.72	$0.85

FFO Components:

Core and pro-rata share of opportunity Fund ("Fund") portfolio income	$73.0 to $73.5	$47.6

Asset and property management fee income, net of TRS taxes	$17.0 to $17.5	$16.3

Transactional fee income, net of TRS taxes	$4.5 to $5.0	$6.8

Promote, RCP and other income, net of TRS taxes	$0.5 to $1.0	$1.5

General and administrative expense	$(24.5) to $(24.0)	$(23.4)

Total	$70.5 to $73.0	$48.8

Note:
[1] Guidance is before transaction costs which totaled $2.0 million as of September 30, 2013.

Net Asset Valuation Information
(in thousands)

	CORE		FUND I			FUND II				FUND III				FUND IV
			Fund Level	AKR pro-rata share		Fund Level		AKR Pro-rata Share		Fund Level		AKR pro-rata share		Fund Level		AKR pro-rata share
	Quarterly	Annualized (x4)		%	$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$	Quarterly	Annualized (x4)%		$
Current NOI
Net Operating Income - Continuing Operations	$16,912	$67,648	--			$1,657	$6,628	20.00%	$1,326	$6,318	$25,272	19.90%	$5,029	$2,815	$11,260	23.12%	$2,603
Less:
(Income)/ loss from pre-stabilized assets [2]						—	—		—	(659)	(2,636)		(525)	(1,685)	(6,632)		(1,533)
(Income)/ loss from development projects [3]						—	—		—	(231)	(924)		(184)	(131)	(524)		(121)
Net Operating Income of stabilized assets						1,657	6,628		1,326	5,428	21,712		4,321	1,026	4,104		949

Costs to Date
Pre-stabilized assets [2]							$—		$—		$96,088		$19,122		$141,082		$32,618
Development projects [3]							247,800		49,560		57,400		11,423		7,700		1,780

Total Costs to Date							$247,800		$49,560		$153,488		$30,545		$148,782		$34,398

NAV Discontinued operations, net of debt							$99,303		$19,861

Debt		$356,846	$—				$317,912		$60,404		$247,318		$45,092		$146,710		$32,949

Gross asset value[1]			11,600
Net Asset Value			$11,600	37.78%	$4,382

Notes:
[1]Fund I value is based on property appraisals. Pro-rata share is 20% (AKR promote) + 22% x 80% (AKR remaining share after promote) = 37.78%.
[2]Consists of the following projects:
Fund III:
640 Broadway
654 Broadway
Marcus Ave
Nostrand
Lincoln Park Centre
Fund IV:
719 Lincoln Rd
1650 Meridian Avenue
838 Lincoln Road
2819 Kennedy Blvd
[3]See "Redevelopment Activity" page in this supplemental

Selected Financial Ratios
(in thousands)

	Three months ended September 30,		Period ended September 30,			Three months ended September 30,	Three months ended June 30,

	2013	2012	2013	2012		2013	2013
COVERAGE RATIOS [1]					LEVERAGE RATIOS

Fixed-Charge Coverage Ratios					Debt[4]	$495,291	$517,305
					Total Market Capitalization	1,879,027	1,901,478
EBITDA[2] divided by:	$20,989	$16,597	$60,519	$44,097	Debt/Total Market Capitalization	26%	27%
Interest expense	5,243	4,933	15,194	13,807
Principal Amortization	1,320	1,268	3,855	3,171	Debt[4,6]	$405,029	$447,316
Preferred Dividends	5	4	16	14	Total Market Capitalization	1,788,765	1,831,489
Fixed-Charge Coverage Ratio - Core Portfolio	3.2x	2.7x	3.2x	2.6x	Net Debt/Total Market Capitalization	23%	24%

EBITDA divided by:	$24,673	$19,300	$70,547	$53,569	Debt + Preferred Equity (Preferred O.P. Units)	$495,910	$517,924
Interest expense	6,270	5,954	18,129	16,918	Total Market Capitalization	1,879,027	1,901,478
Principal Amortization	1,571	1,268	4,537	3,171	Debt+Preferred Equity/Total Market Capitalization	26%	27%
Preferred Dividends	5	4	16	14
Fixed-Charge Coverage Ratio - Core Portfolio					Debt	$356,846	$363,437
and Opportunity Funds	3.1x	2.7x	3.1x	2.7x	EBITDA (Annualized)	83,312	82,744
					Debt/EBITDA - Core Portfolio	4.3x	4.4x
Payout Ratios
					Debt[5]	$301,153	$301,611
Dividends (Shares) & Distributions (OP Units) paid	$11,982	$8,482	$35,726	$24,493	EBITDA (Annualized)	83,312	82,744
FFO	17,929	12,713	52,057	34,175	Net Debt/EBITDA - Core Portfolio	3.6x	3.6x
FFO Payout Ratio	67%	67%	69%	72%
					Debt	$495,291	$517,305
Dividends (Shares) & Distributions (OP Units) paid	$11,982	$8,482	$35,726	$24,493	EBITDA (Annualized)	95,092	93,236
AFFO	13,505	10,004	39,952	26,302	Debt/EBITDA - Core Portfolio and Opportunity Funds	5.2x	5.5x
AFFO Payout Ratio	89%	85%	89%	93%
					Debt[6]	$405,029	$447,316
Dividends (Shares) & Distributions (OP Units) paid	$11,982	$8,482	$35,726	$24,493	EBITDA (Annualized)	95,092	93,236
FAD	11,934	8,736	35,415	23,131	Net Debt/EBITDA - Core Portfolio and Opportunity Funds	4.3x	4.8x
FAD Payout Ratio	100%	97%	101%	106%
					NOI (Annualized)	$67,648	$67,908
					Debt	356,846	363,437
Notes:					Debt Yield - Core Portfolio	19%	19%
[1] Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

[2] See page 9 for a calculation of EBITDA.					NOI (Annualized)	$67,648	$67,908
[3] Represents preferred distributions on Preferred Operating partnership Units.					Debt[5]	301,153	301,611
[4] Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt.					Net Debt Yield - Core Portfolio	22%	23%
[5] Reflects debt net of the current Core Portfolio cash balance at end of period.
[6] Reflects debt net of the current Core Portfolio and pro-rata share of the Opportunity Funds cash balance at end of period.					NOI (Annualized)	$76,640	$78,044
					Debt	495,291	517,305
					Debt Yield - Core Portfolio and Opportunity Funds	15%	15%

					NOI (Annualized)	$76,640	$78,044
					Debt[6]	405,029	447,316
					Net Debt Yield - Core Portfolio and Opportunity Funds	19%	17%

Portfolio Debt - Summary
Reconciliation from Pro-Rata Share of Debt to GAAP Debt per Financial Statement
(in thousands)

	Acadia Pro-Rata Share of Debt [2]							Reconciliation to Consolidated Debt as Reported
								Add:	Less:	Acadia
	Core Portfolio		Opportunity Funds		Total			Noncontrolling	Pro-rata Share of	Consolidated
	Principal	Interest	Principal	Interest	Principal	Interest	Fixed vs	Interest Share of	Unconsolidated	Debt
Mortgage Notes Payable	Balance	Rate	Balance	Rate	Balance	Rate	Variable	Consolidated Debt [3]	Debt [4]	As Reported

Fixed-Rate Debt [1]	$382,016	5.6%	$78,417	4.7%	$460,433	5.2%	93%	$422,720	$(47,944)	$835,209
Variable-Rate Debt	(25,170)	N/A	60,028	2.3%	34,858	2.3%	7%	154,835	(22,479)	167,214

Total	$356,846	5.6%	$138,445	3.6%	$495,291	5.0%	100%	$577,555	$(70,423)	1,002,423
Unamortized premium										2,132
Total debt as reported										$1,004,555

Notes:
[1] Fixed-rate debt includes notional principal fixed through swap transactions.
[2] Represents the Company's pro-rata share of debt based on its percent ownership.
[3] Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
[4] Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.

Portfolio Debt - Detail
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2013	Percent	Amount	Rate	Date	Options

CORE PORTFOLIO

Fixed-Rate Debt
Clark Diversey	Acadia	$4,231	100.0%	$4,231	6.35%	7/1/2014	None
New Loudon Center	Acadia	13,437	100.0%	13,437	5.64%	9/6/2014	None
Crossroads Shopping Center	Crossroads JV	58,545	49.0%	28,687	5.37%	12/1/2014	None
Crescent Plaza	Acadia	16,818	100.0%	16,818	4.98%	9/6/2015	None
Pacesetter Park Shopping Center	Acadia	11,585	100.0%	11,585	5.12%	11/6/2015	None
Elmwood Park Shopping Center	Acadia	32,876	100.0%	32,876	5.53%	1/1/2016	None
Chicago Portfolio	Acadia	15,629	100.0%	15,629	5.61%	2/1/2016	None
The Gateway Shopping Center	Acadia	19,821	100.0%	19,821	5.44%	3/1/2016	None
Cambridge (Whole Foods)	Acadia	10,961	100.0%	10,961	5.32%	5/1/2016	1 x 60 mos.
Brandywine Town Center	Brandywine JV	166,200	22.2%	36,933	5.99%	7/1/2016	None
Walnut Hill Plaza	Acadia	22,983	100.0%	22,983	6.06%	10/1/2016	None
Rhode Island Place Shopping Center	Acadia	16,264	100.0%	16,264	6.35%	12/1/2016	None
Acadia Realty Trust (Convertible Notes)	Acadia	380	100.0%	380	3.75%	12/15/2016	None
239 Greenwich Avenue	Acadia	26,000	75.0%	19,500	5.42%	2/11/2017	None
639 West Diversey	Acadia	4,364	100.0%	4,364	6.65%	3/1/2017	None
Merrillville Plaza	Acadia	25,918	100.0%	25,918	5.88%	8/1/2017	None
Georgetown Portfolio	Acadia	18,262	50.0%	9,131	4.72%	12/10/2027	None
Interest rate swaps[1]	Acadia	92,498	100.0%	92,498	4.46%	Various

Sub-Total Fixed-Rate Debt		556,772		382,016	5.35%

Variable-Rate Debt

Branch Plaza	Acadia	12,350	100.0%	12,350	Libor + 225	9/30/2014	1 x 36 mos.
Unsecured Line of Credit[2]	Acadia	—	100.0%	—	Libor + 155	1/31/2016	1 x 12 mos.
Village Commons Shopping Center	Acadia	9,104	100.0%	9,104	Libor + 140	6/30/2018	None
West Diversey	Acadia	14,973	100.0%	14,973	Libor + 190	4/27/2019	None
4401 N White Plains Road	Acadia	6,293	100.0%	6,293	Libor + 190	9/1/2022	None
28 Jericho Turnpike	Acadia	16,266	100.0%	16,266	Libor + 190	1/23/2023	None
60 Orange Street	Acadia	8,512	98.0%	8,342	Libor + 175	4/3/2023	None
Interest rate swaps[1]	Acadia	(92,498)	100.0%	(92,498)	Libor + 190

Sub-Total Variable-Rate Debt		(25,000)		(25,170)	Libor + 196

Total Core Portfolio Debt		$531,772		$356,846	5.57%

Portfolio Debt - Detail (continued)
(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest	Maturity	Extension
Property	Entity	September 30, 2013	Percent	Amount	Rate	Date	Options

OPPORTUNITY FUNDS

Fixed-Rate Debt
Lincoln Park Centre	Fund III	$19,142	19.9%	$3,809	5.85%	12/1/2013	None
Lincoln Road[6]	Fund III	19,593	18.9%	3,705	6.14%	8/11/2014	None
CityPoint	Fund II	20,000	18.8%	3,766	7.25%	11/1/2014	None
Arundel Plaza[7]	Fund III	9,029	17.9%	1,618	5.6%	4/1/2015	None
216th Street[3]	Fund II	25,500	19.8%	5,054	5.8%	10/1/2017	None
CityPoint	Fund II	197,000	18.8%	37,092	4.75%	2018 [9]	None
CityPoint [8]	Fund II	5,262	18.8%	991	1%	8/23/2019	None
Interest rate swaps[1]	Funds II & III	116,728	19.2%	22,382	3.47%	Various

Sub-Total Fixed-Rate Debt		412,254		78,417	4.66%

Variable-Rate Debt

210 Bowery	Fund IV	4,600	23.1%	1,064	Libor + 195	6/1/2014	1 x 12 mos.
Parkway Crossing[7]	Fund III	13,446	17.9%	2,409	Libor + 220	1/1/2015	2 x 12 mos.
640 Broadway	Fund III	22,750	10.0%	2,264	Libor + 295	7/1/2015	1 x 12 mos.
Heritage Shops	Fund III	20,968	19.9%	4,173	Libor + 225	8/10/2015	2 x 12 mos.
CityPoint	Fund II	20,650	18.8%	3,888	Libor + 350	8/12/2015	None
CityPoint	Fund II	20,000	18.8%	3,766	Libor + 500	8/23/2015	1 x 12 mos.
Cortlandt Towne Center	Fund III	84,937	19.9%	16,902	Libor + 165	10/26/2015	None
New Hyde Park Shopping Center	Fund III	6,342	19.9%	1,262	Libor + 225	11/10/2015	2 x 12 mos.
Acadia Strategic Opportunity IV LLC[4]	Fund IV	58,110	23.1%	13,435	Libor + 165	11/20/2015	1 x 12 mos.
Nostrand Avenue	Fund III	12,697	19.9%	2,527	Libor + 265	2/1/2016	2 x 12 mos.
White City Shopping Center[5]	Fund III	38,414	16.7%	6,423	Libor + 260	12/23/2017	1 x 36 mos.
161st Street[3]	Fund II	29,500	19.8%	5,847	Libor + 250	4/1/2018	None
Lincoln Road	Fund IV	84,000	22.0%	18,450	Libor + 160	6/14/2018	None
Interest rate swaps[1]	Funds II & III	(116,728)	19.2%	(22,382)	Libor + 232

Sub-Total Variable-Rate Debt		299,686		60,028	Libor + 207

Total Opportunity Funds Portfolio Debt		$711,940		$138,445	3.62%

Total Debt - Continuing Operations		$1,243,712		$495,291	5.03%

Portfolio Debt - Notes
(in thousands)

[1]The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements as follows:

	Notional	Pro-rata	Average		Maturity
	principal	Share	Swap rate	All-in Rate	Date
Core Portfolio
	$9,104	$9,104	2.90%	4.78%	7/2/2018
	14,973	14,973	1.57%	3.44%	5/1/2019
	6,293	6,293	1.75%	3.62%	9/1/2022
	12,350	12,350	3.77%	5.64%	12/1/2022
	16,266	16,266	3.77%	5.65%	1/23/2023
	15,000	15,000	2.23%	4.11%	3/31/2023
	10,000	10,000	2.15%	4.03%	3/31/2023
	8,512	8,342	1.77%	3.65%	4/1/2023
	92,498	92,328	2.58%	4.46%

Opportunity Funds

	34,910	6,982	0.70%	2.95%	5/1/2015
	32,122	6,424	0.70%	2.95%	5/1/2015
	20,968	4,173	0.52%	2.77%	8/10/2015
	19,152	3,202	2.90%	5.50%	12/26/2017
	9,576	1,601	3.02%	5.62%	12/26/2017
	116,728	22,382	1.15%	3.47%

Total Core Portfolio and Opportunity Funds	$209,226	$114,710	2.30%	4.27%

[2]This is an unsecured revolving facility which has a current capacity up to $150,000 and can be increased to $300,000.
The interest rate will vary based on levels of leverage. As of September 30, 2013, the interest rate is LIBOR + 155 basis points.
[3]Fund II is a 99.1% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 99.1% x 20%, or 19.8%.
[4]Total current availability under this facility is $150,000. Fund IV also has the ability to increase the size of this facility to a total of $266,696.
[5]Fund III is an 84.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 84.0% x 19.9%, or 16.7%.
[6]Fund III is a 95.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 95.0% x 19.9%, or 18.9%.
[7]Fund III is a 90.0% joint venture partner on this investment. As such, Acadia's pro-rata share of the above debt is 90.0% x 19.9%, or 17.9%.
[8]This loan was made in connection with the New Markets Tax Credit and contains a borrower option to purchase the loan at the end of the term.
[9]The maturity date of this loan is five years after the final advancing of funds which is currently anticipated to occur by the end of 2013.

Future Debt Maturities[1]
(in thousands)

Core Portfolio
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$1,538	$—	$1,538	$1,357	$—	$1,357	n/a	n/a	n/a
2014	6,064	86,500	92,564	5,320	57,374	62,694	5.05%	5.47%	2.43%
2015	4,552	27,344	31,896	4,388	27,344	31,732	5.04%	5.04%	n/a
2016	2,950	279,959	282,909	2,780	150,692	153,472	5.88%	5.88%	n/a
2017	2,041	54,549	56,590	1,862	48,049	49,911	5.72%	5.72%	n/a
Thereafter	9,945	56,331	66,276	7,762	49,918	57,680	2.58%	4.72%	1.96%
Total	$27,090	$504,683	$531,773	$23,469	$333,377	$356,846

Opportunity Funds
	Total Debt Maturities			Acadia's Pro-rata Share			Weighted Average Interest Rate of Maturing Debt
	Scheduled			Scheduled
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Total Debt	Fixed-Rate Debt	Variable-Rate Debt

2013	$1,026	$19,026	$20,052	$196	$3,787	$3,983	5.85%	5.85%	n/a
2014	8,241	39,179	47,420	1,725	7,392	9,117	6.23%	6.71%	2.13%
2015	2,800	251,762	254,562	494	48,917	49,411	2.66%	5.60%	2.56%
2016	707	11,397	12,104	121	2,269	2,390	2.84%	n/a	2.83%
2017	577	61,463	62,040	97	11,067	11,164	4.03%	5.80%	2.78%
Thereafter	—	315,762	315,762	—	62,380	62,380	3.70%	4.65%	2.01%
Total	$13,351	$698,589	$711,940	$2,633	$135,812	$138,445

Note:
[1] Does not include any applicable extension options.

Core Portfolio Retail Properties - Detail
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Key Tenants	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total

STREET RETAIL
Chicago Metro

664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	—	18,141	18,141	—	100.0%	100.0%	100.0%	$—	$232.06	$232.06	$4,209,889
Rush and Walton Streets Collection - 5 properties	Lululemon, Brioni, BHLDN	2011/12	100.0%	—	34,694	34,694	—	77.3%	77.3%	100.0%	—	133.28	133.28	3,575,382

613-623 West Diversey Parkway	Vitamin Shoppe	2006	100.0%	—	19,265	19,265	—	100.0%	100.0%	100.0%	—	45.11	45.11	869,068
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	16,500	29,759	46,259	100.0%	100.0%	100.0%	100.0%	54.55	33.50	41.01	1,896,925
Clark Street and W. Diversey Collection - 3 properties	Ann Taylor, Akira, Hanig Shoes	2011/12	100.0%	—	24,420	24,420	—	100.0%	100.0%	100.0%	—	45.95	45.95	1,122,103

Halstead and Armitage Collection - 9 properties	Intermix, BCBG, Club Monaco	2011/12	100.0%	—	44,658	44,658	—	94.9%	94.9%	94.9%	—	44.40	44.40	1,882,306

North Lincoln Park Chicago Collection - 5 properties	Aldo, Carhartt, Chase Bank	2011/12	100.0%	—	35,255	35,255	—	94.9%	94.9%	94.9%	—	32.17	32.17	1,076,239
				16,500	206,192	222,692	100.0%	94.2%	94.6%	98.2%	54.55	70.69	69.43	14,631,912
New York Metro
83 Spring Street	Paper Source	2012	100.0%	—	3,000	3,000	—	100.0%	100%	100.0%	—	207.96	207.96	623,884
Mercer Street	3 X 1 Denim	2011	100.0%	—	3,375	3,375	—	100.0%	100%	100.0%	—	116.93	116.93	394,655
East 17th Street	Barnes & Noble	2008	100.0%	10,382	—	10,382	100.0%	—	100%	100.0%	60.20	—	60.20	625,000
181 Main Street	TD Bank	2012	100.0%	—	11,350	11,350	—	100.0%	100%	100.0%	—	74.48	74.48	845,300
4401 White Plains Road	Walgreens	2011	100.0%	12,964	—	12,964	100.0%	—	100%	100.0%	48.21	—	48.21	625,000
Bartow Avenue	Sleepy's	2005	100.0%	—	14,676	14,676	—	100.0%	100%	100.0%	—	31.33	31.33	459,779
239 Greenwich Avenue	Restoration Hardware, Polarn O Pyret	1998	75.0%	—	16,834	16,834	—	100.0%	100%	100.0%	—	92.35	92.35	1,554,663
Third Avenue	Planet Fitness	2006	100.0%	21,650	18,670	40,320	100.0%	100.0%	100.0%	100.0%	21.65	21.79	21.71	875,456
				44,996	67,905	112,901	100.0%	100.0%	100.0%	100.0%	38.20	63.10	53.18	6,003,737
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	Ruth Chris Steakhouse, TD Bank	2012	100.0%	—	22,907	22,907	—	100.0%	100.0%	100.0%	—	55.22	55.22	1,264,840
Rhode Island Place Shopping Center	TJ Maxx	2012	100.0%	24,996	32,533	57,529	100.0%	100.0%	100.0%	100.0%	12.50	40.27	28.21	1,622,629
M Street and Wisonsin Corridor - 6 Properties	Lacoste, Juicy Couture, Coach	2011	50.0%	—	32,324	32,324	—	93.4%	93.4%	93.4%	—	78.21	78.21	2,362,131
				24,996	87,764	112,760	100.0%	98.3%	98.7%	98.7%	12.50	57.24	47.19	5,249,600
Boston Metro
Cambridge (330-340 River Street)	Whole Foods	2012	100.0%	54,226	—	54,226	100.0%	—	100.0%	100.0%	20.85	—	20.85	1,130,470
				54,226	—	54,226	100.0%	—	100.0%	100.0%	20.85	—	20.85	1,130,470

Total Street Retail				140,718	361,861	502,579	100.0%	96.3%	97.3%	98.9%	$28.86	$65.88	$55.23	$27,015,719

Acadia Share Total Street Retail				140,718	344,991	485,709	100.0%	96.3%	97.4%	99.0%	$28.86	$65.31	$54.47	$25,763,425

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

Core Portfolio Retail Properties - Detail (continued)
										Leased				Annualized
		Year	Acadia's	Gross Leaseable Area			Occupancy			Occupancy	Annualized Base Rent PSF			Base Rent
Property	Anchors	Acquired	interest	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total	Total
SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Pathmark (A&P)	1998	100.0%	62,610	86,460	149,070	100.0%	94.8%	97%	100.0%	$25.26	$25.18	$25.22	$3,645,466
Marketplace of Absecon	Rite Aid, Dollar Tree	1998	100.0%	47,915	56,913	104,828	56.7%	92.1%	75.9%	75.9%	20.34	15.13	16.91	1,345,998
60 Orange Street	Home Depot	2012	98.0%	101,715	—	101,715	100.0%	—	100.0%	100.0%	6.83	—	6.83	695,000

New York
Village Commons Shopping Center	—	1998	100.0%	—	87,330	87,330	—	100.0%	100.0%	100.0%	—	30.85	30.85	2,693,831
Branch Plaza	LA Fitness, CVS	1998	100.0%	74,050	52,223	126,273	75.7%	79.6%	77.3%	77.3%	21.35	30.12	25.08	2,449,023
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	37,266	26,024	63,290	100.0%	100.0%	100.0%	100.0%	20.00	45.83	30.62	1,937,924
Pacesetter Park Shopping Center	Stop & Shop (Ahold)	1999	100.0%	52,052	45,531	97,583	100.0%	82.7%	91.9%	91.9%	8.48	18.47	12.67	1,136,350
LA Fitness	LA Fitness	2007	100.0%	55,000	—	55,000	100.0%	—	100.0%	100.0%	25.30	—	25.30	1,391,500
Crossroads Shopping Center	Kmart, Home Goods, Modell's	1998	49.0%	201,296	107,970	309,266	81%	74.7%	78.8%	95.5%	9.93	44.77	21.45	5,227,877
New Loudon Center	Marshalls, Price Chopper	1993	100.0%	251,058	4,615	255,673	100.0%	100.0%	100%	100.0%	7.28	28.26	7.66	1,959,124
28 Jericho Turnpike	Kohl's	2012	100.0%	96,363	—	96,363	100.0%	—	100%	100.0%	17.12	—	17.12	1,650,000

Connecticut
Town Line Plaza[1]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	163,159	43,187	206,346	100.0%	88.9%	97.7%	97.7%	14.72	17.63	15.79	1,646,375

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	120,004	10,017	130,021	100.0%	100.0%	100.0%	100.0%	6.66	22.84	7.91	1,027,936
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	156,985	61,152	218,137	100.0%	85.7%	96%	96%	7.51	11.75	8.57	1,794,683

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	73,184	28,471	101,655	100.0%	100.0%	100.0%	100.0%	19.00	21.82	19.79	2,011,840

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	51,692	47,445	99,137	100.0%	88.3%	94.4%	94.4%	4.64	20.56	11.77	1,101,158

Indiana
Merrillville Plaza	JC Penney, Office Max,	1998	100.0%	123,369	112,819	236,188	78.8%	80.1%	79.4%	91.8%	10.78	18.18	14.34	2,691,093
	TJ Maxx
Michigan
Bloomfield Towne Square	Best Buy, Home Goods,	1998	100.0%	153,839	82,837	236,676	100.0%	94%	97.9%	97.9%	10.94	22.01	14.66	3,397,177
	TJ Maxx, Dick's Sporting Goods
Ohio
Mad River Station	Babies 'R' Us, Office Depot	1999	100.0%	58,185	67,944	126,129	100.0%	68.7%	83.1%	83.1%	9.49	16.53	12.63	1,323,959

Delaware
Brandywine Town Center	Lowes, Bed Bath & Beyond,	2003	22.2%	827,496	48,208	875,704	92.1%	92.1%	92.1%	92.1%	15.40	20.44	15.67	12,634,862
	Target, Dick's Sporting Goods
Market Square Shopping Center	TJ Maxx, Trader Joe's	2003	22.2%	42,850	59,197	102,047	100.0%	96.8%	98.1%	100.0%	17.05	32.03	25.62	2,565,773
Naamans Road	—	2006	22.2%	—	19,984	19,984	—	100.0%	100.0%	100.0%	—	41.91	41.91	837,541

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	104,956	1,900	106,856	100.0%	100.0%	100.0%	100.0%	1.95	18.95	2.25	240,664
Plaza 422	Home Depot, Dunham Sports	1993	100.0%	139,968	16,311	156,279	100.0%	100.0%	100.0%	100.0%	4.60	9.34	5.09	795,852
Route 6 Plaza	Kmart	1994	100.0%	146,568	29,021	175,589	89.7%	77.7%	87.7%	87.8%	6.13	13.88	7.27	1,119,268
Chestnut Hill	—	2006	100.0%	—	38,040	38,040	—	100.0%	100.0%	100.0%	—	15.08	15.08	573,480
Abington Towne Center[2]	Target, TJ Maxx	1998	100.0%	184,616	31,662	216,278	100.0%	100.0%	100.0%	100.0%	10.50	27.55	19.70	1,155,630

Total Suburban Properties				3,326,196	1,165,261	4,491,457	94.5%	88.4%	92.9%	94.9%	$11.76	$24.35	$15.07	$59,049,384

Acadia Share Total Suburban Properties				2,544,546	1,011,113	3,555,659	95.5%	88.5%	93.5%	95.2%	$9.64	$22.87	$13.20	$43,894,773

Acadia Share Total Core Properties				2,685,264	1,356,104	4,041,367	95.8%	90.5%	94.0%	95.7%	$10.69	$34.37	$18.34	$69,658,198

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded. West 54th Street is under redevelopment.

[1]Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
[2]Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

Core Portfolio Top Tenants - Ranked by Annual Base Rent (ABR)

		Pro-Rata
	Number of stores	Combined		Percentage of Total
	in Core			Percentage of
Tenant	portfolio	GLA	Base Rent	Portfolio GLA	Base Rent

LA Fitness	2	100,000	$2,336,500	2.3%	3.3%

Ann Taylor Loft	2	14,174	2,103,946	0.3%	3.0%

Stop and Shop (Ahold)	3	155,177	1,948,635	3.6%	2.7%

Supervalu (Shaw's)	2	123,409	1,907,456	2.8%	2.7%

Home Depot	3	312,718	1,794,996	7.2%	2.5%

Kohl's	1	96,363	1,650,000	2.2%	2.3%

TJX Companies	8	209,198	1,616,339	4.8%	2.3%
-- TJ Maxx	5	120,123	854,724	2.7%	1.2%
-- Marshalls	1	37,212	158,151	0.9%	0.2%
-- Home Goods	2	51,863	603,464	1.2%	0.9%

Sears	4	334,669	1,428,078	7.7%	2.0%
-- Kmart	3	273,969	1,170,078	6.3%	1.6%
-- Sears	1	60,700	258,000	1.4%	0.4%

Walgreens	3	37,499	1,366,748	0.9%	1.9%

A&P	1	47,773	1,146,552	1.1%	1.6%

TD Bank	3	18,560	1,028,996	0.4%	1.5%
JP Morgan Chase Bank	6	30,344	1,028,751	0.7%	1.5%
Trader Joe's	2	19,094	967,216	0.4%	1.4%
Urban Outfitters	2	19,902	879,450	0.5%	1.2%
Dicks Sporting Goods	2	59,805	860,471	1.4%	1.2%
Sleepy's	5	33,441	859,982	0.8%	1.2%
Rite Aid	2	26,633	764,030	0.6%	1.1%
Dollar Tree	7	70,672	722,059	1.6%	1.0%
Pier 1 Imports	3	24,696	702,911	0.6%	1.0%
Citibank	4	13,283	689,117	0.3%	1.0%

TOTAL	65	1,747,410	$25,802,233	40.2%	36.4%

Notes:
[1]Includes the Company's pro-rata share of unconsolidated joint ventures.

Core Portfolio Lease Expirations

	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total

M to M1	—	—	—	$—	—	4	10,791	0.8%	$21.12	0.5%	4	10,791	0.2%	$21.12	0.3%
2013	—	—	—	—	—	14	37,479	2.7%	20.29	1.6%	14	37,479	0.9%	20.29	0.9%
2014	9	319,165	10.5%	10.48	8.8%	57	206,219	15.0%	31.86	13.7%	66	525,384	11.9%	18.87	11.5%
2015	6	252,812	8.3%	13.45	8.9%	37	126,607	9.2%	25.54	6.7%	43	379,419	8.6%	17.48	7.7%
2016	7	272,962	9.0%	10.58	7.6%	52	236,526	17.1%	25.19	12.3%	59	509,488	11.5%	17.36	10.2%
2017	6	311,806	10.3%	11.80	9.7%	42	176,291	12.8%	36.19	13.3%	48	488,097	11.1%	20.61	11.7%
2018	6	416,882	13.8%	12.94	14.2%	47	156,918	11.4%	33.53	11.0%	53	573,800	13.0%	18.57	12.4%
2019	5	136,521	4.5%	8.64	3.1%	15	41,635	3.0%	53.36	4.6%	20	178,156	4.0%	19.09	4.0%
2020	6	329,713	10.9%	12.12	10.5%	19	69,902	5.1%	36.77	5.3%	25	399,615	9.1%	16.43	7.6%
2021	8	283,831	9.4%	12.12	9%	16	81,282	5.9%	29.34	5.0%	24	365,113	8.3%	15.95	6.8%
2022	2	69,837	2.3%	26.15	4.8%	22	91,534	6.6%	34.69	6.6%	24	161,371	3.7%	30.99	5.8%
2023	2	98,805	3.3%	12.61	3.3%	15	68,010	4.9%	40.95	5.8%	17	166,815	3.8%	24.16	4.7%
Thereafter	12	535,737	17.7%	14.24	20.1%	15	75,656	5.5%	86.11	13.6%	27	611,393	13.9%	23.13	16.4%
Total	69	3,028,071	100.0%	$12.56	100.0%	355	1,378,850	100.0%	$34.84	100.0%	424	4,406,921	100.0%	$19.53	100.0%

		254,916	Anchor GLA Owned by Tenants									254,916	Anchor GLA Owned by Tenants
		421,205	Total Vacant				253,034	Total Vacant				674,239	Total Vacant
		3,704,192	Total Square Feet				1,631,884	Total Square Feet				5,336,076	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal.

Core Portfolio - New and Renewal Rent Spreads [1]

	Period ended		3 months ended		3 months ended		3 months ended
	September 30, 2013		September 30, 2013		June 30, 2013		March 31, 2013
	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]	Cash[2]	GAAP[3]
New leases
Number of new leases executed	16	16	6	6	7	7	3	3
GLA	112,289	112,289	61,813	61,813	38,800	38,800	11,676	11,676
New base rent	$25.41	$28.86	$14.61	$15.08	$25.41	$26.60	$82.58	$109.29
Previous base rent (and percentage rent)	$22.37	$21.86	$13.45	$13.14	$21.56	$20.58	$72.31	$72.24
Percentage growth in base rent	13.6%	32%	8.6%	14.8%	17.9%	29.3%	14.2%	51.3%
Average cost per square foot	$36.91	$36.91	$41.42	$41.42	$28.78	$28.78	$40.05	$40.05
Weighted Average Lease Term (years)	8.8	8.8	9.1	9.1	7.4	7.4	11.9	11.9

Renewal leases
Number of renewal leases executed	46	46	20	20	13	13	13	13
GLA	192,251	192,251	92,720	92,720	24,038	24,038	75,493	75,493
New base rent	$20.10	$20.65	$21.38	$22.27	$23.30	$23.67	$17.50	$17.71
Expiring base rent (and percentage rent)	$19.54	$18.65	$20.78	$19.53	$21.93	$20.75	$17.26	$16.90
Percentage growth in base rent	2.9%	10.7%	2.9%	14.0%	6.2%	14.1%	1.4%	4.8%
Average cost per square foot	$0.06	$0.06	$0.07	$0.07	$—	$—	$0.06	$0.06
Weighted Average Lease Term (years)	5.3	5.3	6.6	6.6	4.0	4.0	4.2	4.2

Total new and renewal Leases
Number of new and renewal leases executed	62	62	26	26	20	20	16	16
GLA commencing	304,540	304,540	154,533	154,533	62,838	62,838	87,169	87,169
New base rent	$22.06	$23.68	$18.67	$19.39	$24.60	$25.48	$26.22	$29.98
Expiring base rent (and percentage rent)	$20.58	$19.83	$17.85	$16.97	$21.70	$20.65	$24.63	$24.31
Percentage growth in base rent	7.2%	19.4%	4.6%	14.3%	13.4%	23.4%	6.4%	23.3%
Average cost per square foot	$13.65	$13.65	$16.61	$16.61	$17.77	$17.77	$5.42	$5.42
Weighted Average Lease Term (years)	6.6	6.6	7.6	7.6	6.1	6.1	5.2	5.2

Notes:
[1]Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
[2]Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.
[3]Rents are calculated on a straight-line basis.

Core Portfolio Capital Expenditures
Current Quarter

	Year-to-Date	Current Quarter	Current Quarter	Previous Quarter
	Period ended	3 months ended	3 months ended	3 months ended	Prior Year ended
	September 30, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Leasing Commissions	$1,276	$208	$421	$647	$1,916
Tenant Improvements	4,604	1,956	1,456	1,192	4,274
Capital Expenditures	1,025	424	555	46	1,523
Total Capital Expenditures	$6,905	$2,588	$2,432	$1,885	$7,713

Property Demographics - Core
					3-Mile Radius[2]
			Base	Total	Total	#	Median HH	Avg. HH
Property	City	State	Rent	GLA	Pop.	HH	Income	Income
Core
239 Greenwich Avenue	Greenwich	CT	$1,554,663	16,834	66,764	24,760	$126,648	$180,475
Elmwood Park Shopping Center	Elmwood Park	NJ	3,645,466	149,070	254,598	84,884	59,534	70,827
Village Commons Shopping Center	Smithtown	NY	2,693,831	87,330	66,766	23,288	111,019	137,242
Branch Plaza	Smithtown	NY	2,449,023	126,273	66,916	23,389	110,173	136,382
Amboy Center	Staten Island	NY	1,937,924	63,290	147,590	54,454	87,821	103,110
Bartow Avenue	Bronx	NY	459,779	14,676	571,167	212,683	47,950	59,131
Pacesetter Park Shopping Center	Pomona	NY	1,136,350	97,583	35,902	11,177	106,212	124,240
LA Fitness	Staten Island	NY	1,391,500	55,000	121,318	43,079	78,203	90,627
West 54th Street	Manhattan	NY	2,173,258	5,773	1,223,652	627,833	89,958	147,056
East 17th Street	Manhattan	NY	625,000	10,382	1,059,535	542,170	91,411	144,163
Crossroads Shopping Center	White Plains	NY	5,227,877	309,266	108,529	42,787	93,274	125,433
Third Avenue	Yonkers	NY	875,456	40,320	1,218,498	437,804	35,045	51,736
Mercer Street	Manhattan	NY	394,655	3,375	923,759	452,623	85,085	129,584
4401 White Plains Road	White Plains	NY	625,000	12,964	565,820	212,940	52,461	66,174
Town Line Plaza	Rocky Hill	CT	1,646,375	206,346	46,398	19,516	78,060	91,541
Methuen Shopping Center	Methuen	MA	1,027,936	130,021	93,621	33,353	51,101	60,867
Crescent Plaza	Brockton	MA	1,794,683	218,137	98,732	35,274	57,418	66,869
Cambridge	Cambridge	MA	1,130,470	54,226	489,136	215,122	68,158	97,306
New Loudon Center	Latham	NY	1,959,124	255,673	45,708	18,694	65,042	78,848
Walnut Hill Plaza	Woonsocket	RI	1,362,024	297,905	63,856	25,805	56,673	65,553
The Gateway Shopping Center	So. Burlington	VT	2,011,840	101,655	50,684	19,217	51,090	66,456
Hobson West Plaza	Naperville	IL	1,101,158	99,137	124,307	43,292	107,747	133,753
Clark & Diversey	Chicago	IL	1,122,103	24,420	403,737	217,875	74,156	112,282

Property Demographics - Core (continued)
						3-Mile Radius[2]
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	651-671 West Diversey	Chicago	IL	$1,896,925	46,259	406,188	218,945	$74,095	$112,128
	Chicago Urban/Street Retail Portfolio[1]	Chicago	IL	4,706,739	114,283	434,100	230,477	76,442	111,255
	930 North Rush Street	Chicago	IL	1,147,368	2,930	322,469	180,483	80,823	123,146
	8-12 E. Walton	Chicago	IL	1,099,820	8,244	323,511	53,359	77,957	133,119
	Merrillville Plaza	Hobart	IN	2,691,093	236,188	28,084	11,444	51,584	58,223
	Bloomfield Towne Square	Bloomfield Hills	MI	3,397,177	236,676	56,262	22,488	70,867	102,286
	Mad River Station	Dayton	OH	1,323,959	126,129	63,784	27,917	58,431	70,473
	Marketplace of Absecon	Absecon	NJ	1,345,998	104,828	32,818	11,478	62,164	74,221
	Brandywine/Mkt Sq./Naamans Rd [3]	Wilmington	DE	16,038,176	997,735	506,735	195,267	73,167	91,259
	Mark Plaza	Edwardsville	PA	240,664	106,856	88,065	37,263	37,520	47,049
	Plaza 422	Lebanon	PA	795,852	156,279	45,898	18,145	43,042	52,403
	Route 6 Plaza	Honesdale	PA	1,119,268	175,589	45,996	18,427	97,614	119,789
	Chestnut Hill	Philadelphia	PA	573,480	38,040	144,928	61,588	62,496	78,437
	Abington Towne Center	Abington	PA	1,155,630	216,278	89,061	35,063	76,999	95,632
	Georgetown Portfolio	Georgetown	DC	2,362,131	32,324	310,075	155,858	85,815	118,080
	28 Jericho Turnpike	Westbury	NY	1,650,000	96,363	107,066	34,486	104,342	132,026
	Rhode Island Place Shopping Center	Washington	DC	1,622,629	57,529	336,016	153,378	65,558	87,768
	83 Spring Street	Manhattan	NY	623,884	3,000	963,271	475,088	85,441	130,755
	60 Orange Street	Bloomfield	NJ	695,000	101,715	338,341	128,101	58,320	66,931
	639 West Diversey	Chicago	IL	702,103	13,570	403,961	219,828	77,275	92,129
	1739-53 & 1801-03 Connecticut Avenue	Washington	DC	1,264,840	22,907	333,711	162,783	84,576	111,570
	181 Main Street	Westport	CT	845,300	11,350	46,414	17,188	160,357	196,576
	664 N. Michigan Avenue	Chicago	IL	4,209,889	18,141	294,108	165,234	80,658	98,142

Total Core [2]
Average - Total				$1,953,335	115,280	294,953	131,659	$76,734	$100,936
Weighted Average - Based on base rent						261,663	120,010	$77,679	$101,123

Notes:
[1] Calculations comprised of nineteen individual properties.
2 Calculations have been pro-rated based on the Company's ownership % in joint ventures.
[3] Based on 10 mile radius demographics given the unique trade market for this asset.

Property Demographics - Funds
						3-Mile Radius
				Base	Total	Total	#	Median HH	Avg. HH
	Property	City	State	Rent	GLA	Pop.	HH	Income	Income

	Fund II
	216th Street	Manhattan	NY	$2,574,000	60,000	935,948	329,442	37,176	55,430
	161st Street	Bronx	NY	6,001,724	232,252	1,251,086	444,325	32,321	47,196

Fund II [1]
Average - Total				$4,287,862	146,126	1,093,517	386,884	$34,749	$51,313
Weighted Average - Based on base rent						1,156,497	409,843	$33,778	$49,667

	Fund III
	Cortlandt Towne Center	Mohegan Lake	NY	$9,537,199	639,834	49,183	17,702	$88,812	$104,358
	640 Broadway	Manhattan	NY	583,832	4,409	987,988	492,393	86,341	133,275
	New Hyde Park Shopping Center	New Hyde Park	NY	534,763	31,624	195,564	70,172	101,624	129,444
	White City	Shrewsbury	MA	3,603,812	180,379	101,062	40,736	52,003	64,348
	Parkway Crossing	Parkville	MD	1,968,213	260,241	184,242	74,094	59,047	70,053
	Lincoln Road	Miami Beach	FL	3,612,021	59,677	58,267	36,318	74,282	98,785
	Heritage Shops	Chicago	IL	3,141,273	81,730	289,135	155,570	76,609	116,432
	Lincoln Park Centre	Chicago	IL	1,631,351	62,745	438,736	235,290	77,360	116,754
	Nostrand Avenue	Brooklyn	NY	1,464,774	42,922	523,929	196,324	52,056	64,456
	Arundel Plaza	Glen Burnie	MD	1,444,656	265,116	76,060	28,613	58,913	65,941

Fund III [1]
Average - Total				$2,752,189	162,868	290,417	134,721	$72,705	$96,385
Weighted Average - Based on base rent						179,078	82,447	$84,017	$106,889

	Fund IV
	1701 Belmont Avenue	Catonsville	MD	$936,166	58,674	109,807	43,674	$59,150	$65,356
	Lincoln Road	Miami Beach	FL	3,612,021	59,677	58,267	36,318	74,282	98,785
	2819 Kennedy Boulevard	North Bergen	NJ	505,000	41,477	526,721	241,698	78,834	110,806
	Promenade at Manassas	Manassas	VA	3,418,643	265,442	65,170	20,877	73,803	83,623
	Paramus Plaza	Paramus	NJ	1,711,573	152,060	106,906	37,209	46,310	119,131

Fund IV [1]
Average - Total				$2,036,681	115,466	173,374	75,955	$66,476	$95,540
Weighted Average - Based on base rent						177,073	80,763	$136,230	$168,176

Total - Core and Funds
Average - Total				$2,160,864	123,827	309,935	135,826	$73,948	$98,210
Weighted Average - Based on base rent						265,178	118,279	$76,070	$98,517

Notes:
[1] Calculations have been pro-rated based on the Company's ownership % in joint ventures.

Overview of Acadia Strategic Opportunity Funds

As of September 30, 2013	FUND I	FUND II	FUND III	FUND IV

Date formed	September 2001	June 2004	May 2007	May 2012

Capital committed	$86.6 million	$300.0 million	$475.0 million	$540.6 million

Capital funded	Fully funded	Fully funded	$353.5 million	$74.0 million
As a percentage of commitments	100.0%	100.0%	74.4%	13.7%
All unfunded capital is anticipated to be used to
complete existing projects

Distributions	$184.2 million	$84.5 million	$196.8 million	$—
As a percentage of funded capital	212.7%	28.2%	55.7%	—%

All original capital and accumulated preferred return
has been paid. Acadia is entitled to a Promote
on all future distributions.

Fund structure

Equity contribution and	22.2% - Acadia	20.0% - Acadia	19.9% - Acadia	23.1% - Acadia
Cash flow distribution:	77.8% - Four institutional investors	80.0% - Six institutional investors	80.1% - 14 institutional investors	76.9% - 17 institutional investors

Distributions:	20% to Acadia once all partners (including Acadia) have received cumulative preferred return and return of equity

Remaining 80% is distributed pro-rata to all the partners (including Acadia)

Preferred return rate:	9%	8%	6%	6%

Fees/Priority Distributions to Acadia

Asset management fee/Priority distribution equal to 1.5% of implied capital[1]

Property management fee/Priority distribution equal to 4% of gross property revenues

Market rate leasing fees

Market rate construction/project management fees

Development fee equal to 3% of total project cost
Note:
[1] Committed capital as reduced by capital attributed to sold investments.

Opportunity Fund Retail Properties - Detail
										Leased
		Year	Ownership	Gross Leasable Area			In Place Occupancy			Occupancy	Annualized Base Rent PSF
	Anchors	Acquired	%	Anchors	Shops	Total	Anchors	Shops	Total	Total	Anchors	Shops	Total
Fund I Portfolio Detail

VARIOUS

Total - Fund I	Kroger/Safeway Portfolio (3 Properties)	2003	75.0%	97,500	—	97,500	69.2%	—	69.2%	69.2%	$4.48	—	$4.48

Fund II Portfolio Detail

NEW YORK

New York
216th Street	NYC Human Resources Administration	2005	99.1%	60,000	—	60,000	100.0%	—	100.0%	100.0%	42.90	—	42.90
161st Street[1]	Various New York City & State agencies	2005	99.1%	107,026	125,226	232,252	100.0%	87.6%	93.3%	93.3%	26.50	28.85	27.69

Total - Fund II				167,026	125,226	292,252	100.0%	87.6%	94.7%	94.7%	$32.39	$28.85	$30.99

Fund III Portfolio Detail

NEW YORK

New York
Cortlandt Towne Center	Wal-Mart, Best Buy, A&P	2009	100.0%	472,901	166,933	639,834	95.6%	82.1%	92.1%	92.1%	$13.94	$23.58	$16.19
640 Broadway	Swatch	2012	50.0%	—	4,409	4,409	—	65.2%	65.2%	65.2%	—	203.22	203.22
New Hyde Park Shopping Center	PetSmart	2011	100.0%	16,214	15,410	31,624	—	70.2%	34.2%	88.2%	—	49.46	49.46
Nostrand Avenue	—	2013	100.0%	—	42,922	42,922	—	77.0%	77.0%	77.0%	—	44.31	44.31

NEW ENGLAND

Massachusetts
White City Shopping Center	Shaw's (Supervalu)	2010	84.0%	131,839	125,936	257,775	85.6%	81%	83.3%	87.9%	15.54	35.15	24.85

MID-ATLANTIC

Maryland
Parkway Crossing	Home Depot, Shop Rite, Big Lots	2011	94.3%	192,836	67,405	260,241	100%	75.4%	93.6%	93.6%	3.65	24.87	8.08
Arundel Plaza	Giant Food, Lowe's	2012	94.3%	231,920	33,196	265,116	100%	78.3%	97.3%	97.3%	3.90	20.75	5.60

SOUTHEAST

Florida
Lincoln Road	Starbucks, Sushi Samba	2011	95.0%	—	59,677	59,677	—	49.2%	49.2%	49.2%	—	123.05	123.05

MIDWEST
Illinois
Heritage Shops	LA Fitness, Loft	2011	100.0%	49,878	31,852	81,730	100%	92.0%	96.9%	96.9%	21.61	70.40	39.67
Lincoln Park Centre	—	2012	100.0%	—	62,745	62,745	—	59.8%	59.8%	59.8%	—	43.51	43.51

Total - Fund III				1,095,588	610,485	1,706,073	94.9%	75.1%	87.8%	89.5%	$10.34	$40.35	$19.52

Fund IV Portfolio Detail

NEW YORK
New Jersey
2819 Kennedy Boulevard	Toys R Us	2013	98.6%	39,941	1,536	41,477	100.0%	100.0%	100.0%	100.0%	$10.14	$65.10	$12.18

Paramus Plaza	Babies R Us, Ashley Furninture	2013	50.0%	76,222	75,838	152,060	100.0%	30.3%	65.2%	65.2%	19.89	8.51	17.25

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot, HH Gregg	2013	98.6%	194,038	71,404	265,442	100.0%	93%	98.1%	98.1%	10.28	21.46	13.13

Maryland
1701 Belmont Avenue	Best Buy	2012	98.6%	58,674	—	58,674	100.0%	—	100.0%	100.0%	15.96	—	15.96

SOUTHEAST
Florida
Lincoln Road	—	2012	95.0%	—	54,453	54,453	—	100.0%	100.0%	100.0%	—	117.24	117.24

Total - Fund IV				368,875	203,231	572,106	100.0%	71.5%	89.9%	89.9%	$13.15	$55.76	$25.19

Notes:
General note - The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy", but for which rent payment has not yet commenced. Residential and office GLA is excluded.

The following Fund II, Fund III and Fund IV properties are currently under redevelopment as further detailed under "Redevelopment Activity."
Property	Fund Ownership %
Sherman Avenue	99.1%
City Point	94.2%
Sheepshead Bay	100.0%
654 Broadway	100.0%
Cortlandt Crossing	100.0%
Broad Hollow Commons	100.0%
3104 M Street	100.0%
210 Bowery	100.0%

[1]Currently operating, but redevelopment activities have commenced.

Opportunity Funds Lease Expirations

Fund I:
	Anchor Tenants
		Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total
2014	2	67,500	100.0%	$4.48	100.0%
Total	2	67,500	100.0%	$4.48	100.0%

		30,000	Total Vacant
		97,500	Total Square Feet

Fund II:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	1	9,967	9.1%	$10.00	3.1%	1	9,967	3.6%	$10.00	1.2%
2013	1	107,026	64.1%	26.50	52.4%	—	—	—	—	—	1	107,026	38.7%	26.50	33.1%
2014	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Thereafter	2	60,000	35.9%	42.90	47.6%	5	99,759	90.9%	30.73	96.9%	7	159,759	57.7%	35.30	65.7%
Total	3	167,026	100.0%	$32.39	100.0%	6	109,726	100.0%	$28.85	100.0%	9	276,752	100.0%	$30.99	100.0%

		—	Total Vacant				15,500	Total Vacant				15,500	Total Vacant
		167,026	Total Square Feet				125,226	Total Square Feet				292,252	Total Square Feet

Fund III:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	2	8,650	1.9%	$10.76	0.5%	2	8,650	0.6%	$10.76	0.3%
2013	—	—	—	—	—	4	8,056	1.8%	84.17	3.7%	4	8,056	0.5%	84.17	2.3%
2014	2	56,379	5.4%	16.12	8.5%	19	70,194	15.3%	30.89	11.7%	21	126,573	8.4%	24.31	10.5%
2015	3	81,465	7.8%	7.02	5.3%	13	28,773	6.3%	36.90	5.7%	16	110,238	7.4%	14.82	5.6%
2016	1	26,561	2.6%	8.00	2%	23	50,595	11%	39.84	10.9%	24	77,156	5.1%	28.88	7.6%
2017	2	52,131	5.0%	18.36	8.9%	13	54,065	11.8%	27.67	8.1%	15	106,196	7.1%	23.10	8.4%
2018	5	287,562	27.7%	12.54	33.5%	21	72,365	15.7%	33.27	13%	26	359,927	24.1%	16.71	20.7%
2019	1	179,944	17.3%	4.62	7.7%	10	28,968	6.3%	78.71	12.3%	11	208,912	13.9%	14.89	10.6%
2020	—	—	—	—	—	4	9,046	2%	23.71	1.2%	4	9,046	0.6%	23.71	0.7%
2021	1	35,601	3.4%	10.76	3.6%	6	26,174	5.7%	36.19	5.1%	7	61,775	4.1%	21.53	4.5%
2022	1	65,028	6.3%	17.00	10.3%	11	36,188	7.9%	50.37	9.8%	12	101,216	6.8%	28.93	10.0%
2023	2	38,836	3.7%	15.49	5.6%	9	37,826	8.2%	39.99	8.2%	11	76,662	5.1%	27.58	7.2%
Thereafter	3	216,153	20.8%	7.26	14.6%	8	27,819	6.1%	65.13	9.8%	11	243,972	16.3%	13.86	11.6%
Total	21	1,039,660	100.0%	$10.34	100.0%	143	458,719	100%	$40.35	100.0%	164	1,498,379	100.0%	$19.52	100.0%

		55,928	Total Vacant				151,766	Total Vacant				207,694	Total Vacant
		1,095,588	Total Square Feet				610,485	Total Square Feet				1,706,073	Total Square Feet

Fund IV:
	Anchor Tenants					Shop Tenants					Total Tenants
		Gross Leased Area		Base Rent			Gross Leased Area		Base Rent			Gross Leased Area		Base Rent
	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent	No. of Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M1	—	—	—	$—	—	2	6,860	4.7%	$91.18	7.7%	2	6,860	1.3%	91.18	4.8%
2013	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
2014	1	39,941	10.8%	10.14	8.3%	7	14,439	9.9%	130.49	23.2%	8	54,380	10.6%	42.09	17.7%
2015	—	—	—	—	—	2	2,726	1.9%	116.92	3.9%	2	2,726	0.5%	116.92	2.5%
2016	1	107,400	29.0%	9.50	21.1%	4	11,200	7.7%	44.68	6.2%	5	118,600	23.0%	12.82	11.7%
2017	1	58,674	15.9%	15.96	19.3%	4	13,438	9.2%	46.18	7.7%	5	72,112	14.0%	21.59	12.0%
2018	—	—	—	—	—	4	5,472	3.8%	59.45	4.0%	4	5,472	1.1%	59.45	2.5%
2019	1	39,220	10.6%	17.75	14.3%	6	47,288	32.6%	23.29	13.6%	7	86,508	16.8%	20.77	13.9%
2020	1	27,926	7.6%	12.00	6.9%	3	18,300	12.6%	20.37	4.6%	4	46,226	9.0%	15.31	5.5%
2021	1	32,144	8.7%	11.50	7.6%	3	5,235	3.6%	91.98	5.9%	4	37,379	7.3%	22.77	6.6%
2022	1	26,568	7.2%	10.14	5.6%	5	16,009	11.0%	107.76	21.3%	6	42,577	8.3%	46.84	15.3%
2023	—	—	—	—	—	1	1,440	1.0%	20.00	0.4%	1	1,440	0.3%	20.00	0.2%
Thereafter	1	37,002	10.0%	22.16	16.9%	1	2,961	2.0%	40.53	1.5%	2	39,963	7.8%	23.52	7.3%
Total	8	368,875	99.8%	$13.15	100.0%	42	145,368	100.0%	$55.76	100.0%	50	514,243	100.0%	$25.19	100.0%

		—	Total Vacant				57,863	Total Vacant				57,863	Total Vacant
		368,875	Total Square Feet				203,231	Total Square Feet				572,106	Total Square Feet

Notes:
[1] Leases currently under month to month or in process of renewal.

Development Activity
($ in millions)

							Acquisition & Development Costs
Property	Ownership	Location	Estimated Completion	Estimated Sq. Ft. Upon Completion	Leased Rate [6]	Key Tenants	Incurred	Estimated Future Range			Estimated Total Range				Outstanding Debt
FUND II

City Point [1]	94.2%	Brooklyn, NY	2015	675,000	65% [2]	Century 21, CityTarget, Alamo Drafthouse, Armani Exchange	$213.1	$66.9	to	$96.9	$280.0	to	$310.0	[3]	$262.9
Sherman Plaza	99.1%	New York, NY	TBD	TBD	—	TBD	34.7	TBD		TBD	TBD		TBD		—
							$247.8	TBD		TBD	TBD		TBD		$262.9

FUND III

Sheepshead Bay	100.0%	Brooklyn, NY	TBD	TBD	—	TBD	$23	TBD		TBD	TBD		TBD		$—
723 N. Lincoln Lane [4]	95.0%	Miami Beach, FL	TBD	TBD	—	TBD	6.7	TBD		TBD	TBD		TBD		—	[5]
Cortlandt Crossing	100.0%	Mohegan Lake, NY	2016	150,000 - 170,000	—	TBD	11.5	35.5	to	44.5	47.0	to	56.0		—
3104 M Street NW	100.0%	Washington, D.C.	TBD	10,000	—	TBD	3.0	4.0	to	5.5	7.0	to	8.5		—
Broad Hollow Commons	100.0%	Farmingdale, NY	2016	180,000 - 200,000	—	TBD	13.2	36.8	to	46.8	50.0	to	60.0		—
							$57.4	TBD		TBD	TBD		TBD		$—

FUND IV

210 Bowery	100.0%	New York, NY	2016	10,000	—	TBD	$7.7	$3.8	to	$4.3	$11.5	to	$12.0		$4.6

Notes:
[1] Acquired a leasehold interest in this property. The first 50,000 square feet of the project (Phase 1) has been completed. Construction of the next approximately 625,000 square feet (Phase 2) is underway.

[2] Leased rate calculated on approximately 475,000 rentable square feet.
[3] Net of anticipated reimbursements from retail tenants and proceeds from residential tower sales.
[4] This property is part of a three-property portfolio. The other two are operating properties.
[5] The loan on Fund III's Lincoln Road Portfolio includes this property as collateral. For the purpose of this schedule, the outstanding debt was not allocated among the Portfolio's three properties.
[6] The leased rate excludes pre-redevelopment tenants.

Retailer Controlled Property ("RCP") Venture - Overview [1]

Item	Description
Date formed	August 2004

Partnership structure
Equity Contribution:	Up to $300 million of total equity

	Up to 20% ($60 million) - AKR Fund I ($20 million) and Fund II ($40 million)

	80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:	20% - AKR Funds
	80% - Four institutional investors

Promote:	20% to Klaff once all partners (including Klaff) have received 10% preferred return and return
	of equity (50% of first $40 million of AKR Fund equity is not subject to this promote)

	Remaining 80% is distributed to all the partners (including Klaff)

RCP Venture - Investments

The following table summarizes the RCP Venture investments from inception through September 30, 2013

				Distributions
		Years	Invested	Current	From	Equity
Investor	Investment	acquired	capital	year-to-date	inception	Multiple

Mervyns I and Mervyns II	Mervyns	2004 through	$33,605	$1,776	$51,300	1.5x
		2007
Mervyns II	Albertson’s	2006 through	23,133	—	86,458	3.7x
		2007
Fund II and Mervyns II	Other investments [2]	2006 through	6,476	801	7,055	1.1x
		2008
Total			$63,214	$2,577	$144,813	2.3x

Notes:
[1] The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR, Funds I and II have invested approximately $63 million in equity.
[2] Represents investments in Shopko, Marsh and Rex Stores.

Important Notes

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company’s method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. In addition, the Company also discloses FFO as adjusted to include the extraordinary gain from its RCP investment in Albertson's. The Company believes that income or gains derived from its RCP investments, including its investment in Albertson's, are private-equity investments and, as such, should be treated as operating income and therefore FFO. The Company believes that this supplement adjustment more appropriately reflects the results of its operations. The Company also provides two other supplemental disclosures of operating performance, adjusted funds from operations ("AFFO") and funds available for distribution ("FAD"). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures. The Company defines FAD as AFFO adjusted for scheduled debt principal payments.

USE OF EBITDA AND NOI AS NON-GAAP FINANCIAL MEASURES

EBITDA and NOI are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. The Company’s method of calculating EBITDA and NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.